UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 16, 2023 (the “Effective Date”), Capstone Green Energy Corporation (the “Company”) entered into a Fifth Amendment (the “Fifth Amendment”) to the Amended and Restated Note Purchase Agreement dated October 1, 2020 (the “A&R Note Purchase Agreement”) among the Company, certain subsidiaries of the Company, Goldman Sachs Specialty Lending Group, L.P. (as successor in interest to Goldman Sachs Specialty Lending Holdings, Inc.), as collateral agent (the “Collateral Agent”), and the purchaser party thereto (the “Purchaser”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the A&R Note Purchase Agreement, as amended by the Fifth Amendment.

The Fifth Amendment provides for (i) the waiver by the Purchaser and the Collateral Agent of the Company’s breach of a covenant contained in the A&R Note Purchase Agreement to enter into a transaction support agreement with one or more lenders in form and substance mutually satisfactory to the Collateral Agent and the Company (the “Transaction Support Agreement”) within 30 days of the Fourth Amendment Effective Date and the failure to make an interest payment within 30 days of the Fourth Amendment Effective Date; (ii) a due date for the next interest payment on August 22, 2023 or such later date as is agreed to by the Collateral Agent in its sole discretion, which interest payment was originally due within 30 days of the effective date of the Fourth Amendment to the A&R Note Purchase Agreement; (iii) a minimum Consolidated Liquidity covenant requirement of $3.5 million, commencing on July 14, 2023 and operative through September 1, 2024; and (iv) the amendment of the milestones with respect of the Transaction Support Agreement to require that the Company (A) agree to the terms and form of the Transaction Support Agreement (which may include a structure including bankruptcy proceedings) with one or more lenders in form and substance mutually satisfactory to the Collateral Agent and the Company by August 22, 2023 or such later date as is agreed to by the Collateral Agent in its sole discretion,(B) subject to any necessary stockholder approvals, execute and deliver, or reach agreement on substantially final versions of, the definitive documentation with respect of the transactions specified in the Transaction Support Agreement in form and substance satisfactory to the Collateral Agent by August 31, 2023 or such later date as is agreed to by the Collateral Agent in its sole discretion, and (C) that the Company shall have closed the transactions specified by the Transaction Support Agreement by September 15, 2023 or such later date as is agreed by the Collateral Agent in its sole discretion.

The foregoing description of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Amendment, which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 16, 2023, the Company received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of not having timely filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”). The Company has also failed to timely file its Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

The Notice from Nasdaq is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities. Under the Nasdaq Listing Rules, the Company has 60 calendar days from August 16, 2023 to submit a plan to regain compliance, and, if the plan is accepted, Nasdaq may grant an exception of up to 180 calendar days from the Form 10-Q’s due date, or until February 12, 2024, to regain compliance. As previously reported on its Current Report on Form 8-K dated March 31, 2023, the Company received a written notice from the Nasdaq Listing Qualifications Department notifying the Company that for the last 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum of $35 million required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2). In accordance with Nasdaq Listing

Rule 5810(c)(3)(C), the Company was provided a period of 180 calendar days, or until September 25, 2023, to regain compliance.

Item 7.01	Regulation FD Disclosure

In accordance with the Notice, the Company issued a press release dated August 18, 2023 announcing the receipt of the Notice, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Fifth Amendment to Amended and Restated Note Purchase Agreement, dated as of August 16, 2023, by and among the Company, certain subsidiaries of the Company, Goldman Sachs Specialty Lending Group, L.P. and the Purchaser party thereto.

99.1	Press Release of Capstone Green Energy Corporation, dated August 18, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: August 18, 2023	By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: Executive Chairman